                                                                     EXHIBIT 1.1


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000

ADCPB BALANCE
Initial ADCPB                                                     85,790,915.00
Prior Month ADCPB                                                 21,792,424.53
Current Month ADCPB (Before addition of New Property)             20,481,698.03
Base Principal Amount (Prior - Current)                            1,310,726.50
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    20,481,698.03

CLASS A INTEREST SCHEDULE

      Prior Month Class A Principal Balance                       17,190,614.77
      Class A Certificate Rate                                             6.85%
      One twelfth of Class A Certificate Rate                              0.57%
      Class A Certificate Interest                                    98,129.76
      Prior Month Class A Overdue Interest                                 0.00

      Class A Interest Due                                            98,129.76
      Class A Interest Paid                                           98,129.76

      Current Month Class A Overdue Interest                               0.00

CLASS A PRINCIPAL SCHEDULE

      Prior Month Class A Principal Balance                       17,190,614.77
      Class A Percentage                                                  86.00%
      Base Principal Amount                                        1,310,726.50
                                                                ---------------
      Class A Base Principal Distribution Amount                   1,127,224.79
      Prior Month Class A Overdue Principal                                0.00
                                                                ---------------
      Total A Note Principal Due                                   1,127,224.79
      Additional amount due for floor payment                         28,622.28
      Additional Class A Principal Due                                     0.00
                                                                ---------------
      Class A Principal Paid                                       1,155,847.07
      Class A Overdue Principal                                            0.00
                                                                ---------------
      Current Month Class A Principal Balance                     16,034,767.70

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000

CLASS B-1 INTEREST SCHEDULE

      Prior Month Class B-1 Principal Balance                        799,563.87
      Class B-1 Certificate Rate                                           7.63%
      One twelfth of Class B-1 Certificate Rate                            0.64%
      Class B-1 Certificate Interest                                   5,083.89
      Prior Month Class B-1 Overdue Interest                               0.00

      Class B-1 Interest Due                                           5,083.89
      Class B-1 Interest Paid                                          5,083.89

      Current Month Class B-1 Overdue Interest                             0.00

CLASS B-1 PRINCIPAL SCHEDULE

      Prior Month Class B-1 Principal Balance                        799,563.87
      Class B-1 Percentage                                                 4.00%
      Base Principal Amount                                        1,310,726.50
      Class B-1 Base Principal Distribution Amount                    52,429.06
      Prior Month B-1 Overdue Principal                                    0.00
      Additional amount due for floor payment                          1,331.27
                                                                ---------------
      Total B-1 Note Principal Due                                    53,760.33

      Class B-1 Principal Paid                                        53,760.33


      Class B-1 Overdue Principal                                          0.00

      Current Month Class B-1 Principal Balance                      745,803.54

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000

CLASS B-2 INTEREST SCHEDULE

      Prior Month Class B-2 Principal Balance                        799,563.87
      Class B-2 Certificate Rate                                           8.17%
      One twelfth of Class B-2 Certificate Rate                            0.68%
      Class B-2 Certificate Interest                                   5,443.70
      Prior Month Class B-2 Overdue Interest                               0.00

      Class B-2 Interest Due                                           5,443.70
      Class B-2 Interest Paid                                          5,443.70

      Current Month Class B-2 Overdue Interest                             0.00

CLASS B-2 PRINCIPAL SCHEDULE

      Prior Month Class B-2 Principal Balance                        799,563.87
      Class B-2 Percentage                                                 4.00%
      Base Principal Amount                                        1,310,726.50
      Class B-2 Base Principal Distribution Amount                    52,429.06
      Prior Month B-1 Overdue Principal                                    0.00
      Additional amount due for floor payment                          1,331.27
                                                                   ------------
      Total B-1 Note Principal Due                                    53,760.33

      Class B-2 Principal Paid                                        53,760.33

      Class B-2 Overdue Principal                                          0.00

      Current Month Class B-2 Principal Balance                      745,803.54

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000

FLOOR TEST

      Initial ADCPB                                                                                     85,790,915.00
      Floor percent                                                                                              3.50%
                                                                                                        -------------
      Floor                                                                                              3,002,682.03

      Ending ADCPB                                                                                      20,481,698.03

      less
      Beginning Balance - Class A                                                    17,190,615
      Beginning Balance - Class B1                                                      799,564
      Beginning Balance - Class B2                                                      799,564
                                                                                     ----------
                                                                                     18,789,743
      less
      Current Month Payment - Class A                                                 1,127,225
      Current Month Payment - Class B1                                                   52,429
      Current Month Payment - Class B2                                                   52,429
                                                                                     ----------
                                                                                      1,232,083         17,557,659.60

      Excess of ending ADCPB over Note balance after initial payments                                    2,924,038.44

      Excess (deficit) of excess balance over floor                                                        (78,643.59)
      Cash available after payment of regular payments                                                      31,284.82
                                                                                                        -------------
      Additional payment to certificate holders                                                             31,284.82


ADJUSTED FLOOR TEST
      Ending ADCPB                                                                                      20,481,698.03

       less
        Beginning Balance - Class A                                                  17,190,615
        Beginning Balance - Class B1                                                    799,564
        Beginning Balance - Class B2                                                    799,564
                                                                                     ----------
                                                                                     18,789,743
       less
        Current Month Payment - Class A                                               1,155,847
        Current Month Payment - Class B1                                                 53,760
        Current Month Payment - Class B2                                                 53,760
                                                                                     ----------
                                                                                      1,263,368         17,526,374.78

      Excess of ending ADCPB over Note balance after initial payments                                    2,955,323.26

      Excess (deficit) of excess balance over floor                                                        (47,358.77)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000

SERVICING FEE SCHEDULE

      Prior Month ADCPB                                             21,792,425
      Servicer Fee Rate                                                 0.5000%
      One-twelfth                                                       0.0417%
      Servicer Fee                                                    9,080.18

      Prior Servicer Fee Arrearage                                        0.00
      Servicer Fee Due                                                9,080.18

      Servicer Fee Paid                                               9,080.18

      Current Servicing Fee Arrearage                                     0.00

BACK-UP SERVICING FEE SCHEDULE

      Prior Month ADCPB                                             21,792,425
      Back-Up Servicer Fee Rate                                         0.0130%
      One-twelfth                                                       0.0011%
      Back-up Servicer Fee                                              236.08

      Prior Back-Up Servicer Fee Arrearage                                0.00
      Total Back-Up Servicer Fee Due                                    236.08

      Back-Up Servicer Fee Paid                                         236.08

      Current Back-Up Servicing Fee Arrearage                             0.00


TRUSTEE FEE SCHEDULE

      Trustee Fee                                                       291.67
      Trustee Fee Rate                                                  0.0100%

      Prior Trustee Fee Arrearage                                         0.00
      Total Trustee Fee Due                                             291.67

      Trustee Fee Paid                                                  291.67

      Current Trustee Fee Arrearage                                       0.00


CERTIFICATE PREMIUM SCHEDULE

      Class A Certificate Principal Balance                      17,190,614.77
      Monthly Premium Rate                                              0.0208%
      Prior Premium Arrearage                                             0.00
      Premium Amount Due                                              3,581.00

      Premium Amount Paid                                             3,581.00

      Current Premium Arrearage                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000

                                                                                    NO
        (a)  Event of Servicer Termination (Yes/No)                                 No
                                                                              ---------------

        (b)  Certificate Insurer makes an Insured Payment                           No
                                                                              ---------------

        (a)  Gross Charge-Off Event (Yes/No)                                        No
                                                                              ---------------

        (b)  Delinquency Trigger Event                                              No
                                                                              ---------------


Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)     Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)


                                                                                                                        Gross
                                                       Gross                           Gross                          Charge-Off
                                                      Defaults       Recoveries      Charge-Offs        ADCPB           Ratio
                                                     ----------      ----------      -----------      ----------      ----------
2 months prior                                           71,246          35,535          35,710       23,003,155            1.86%
1 month prior                                            25,713          39,050         (13,337)      21,792,425           (0.73)%
Current                                                  10,257           9,949             307       20,543,733            0.02%


3 Month Gross Charge-Off Ratio                                                                                              0.38%
Maximum Allowed                                                                                                             2.50%





30+ DELINQUENCIES


                                                                                                         Monthly
                                                     Delinquencies      ADCPB                         Delinquencies
                                                     -------------   ----------                       -------------
2 months prior                                        1,375,115      23,003,155                             5.98%
1 month prior                                         1,379,218      21,792,425                             6.33%
Current month                                           811,633      20,543,733                             3.95%

                                                     Delinquency Ratio:                                     5.42%
                                                     Maximum Delinquency Ratio:                             6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

        (a)  Gross Defaults (>=180)                                                 No
                                                                              ---------------

        (b)  Issuer Delinquency Trigger Ratio                                       No
                                                                              ---------------


GROSS DEFAULTS (>=180)



                               Monthly Gross                              Monthly
                                 Defaults               ADCPB          Gross Defaults
                              ---------------      ---------------     ---------------
Current month                               0           20,543,733              0.0000%
1 month prior                               0           21,792,425              0.0000%
2 months prior                              0           23,003,155              0.0000%
                              ---------------      ---------------     ---------------
Sum/Average                                 0           21,779,771              0.0000%
                                                                                     4
Gross Defaults                                                                    0.00%

        i A                   Subordinated Percentage                            18.07%
       ii B                   WAL of Remaining Leases                             1.71
                              Two                                                    2
                              Ratio (i/ii)/2                                      5.30%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                                        Monthly
                                                  Delinquencies        ADCPB         Delinquencies
                                                  -------------     ------------     -------------
2 months prior                                          277,634       23,003,155              1.21%
1 month prior                                           426,839       21,792,425              1.96%
Current month                                            86,570       20,543,733              0.42%


                                                  Issuer Delinquency Trigger Ratio:           1.20%
                                                  Maximum Ratio Allowed:                      2.50%


EARLY AMORTIZATION EVENT


        (1)  Is Subordination Level < 14%                            No
                                                               ---------------

        (2)  Has a Gross Charge-Off Event Occurred?                  No
                                                               ---------------

        (3)  Has a Delinquency Event Occurred?                       No
                                                               ---------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000

         Aging/Delinquency Statistics


                                                                               ADCPB             Total
Current                                                                       19,732,100             96.05%
31-60 Days Past Due                                                              309,323              1.51%
61-90 Days Past Due                                                              415,741              2.02%
91+ Days Past Due                                                                 86,570              0.42%
                                                                           -------------     -------------

Total                                                                         20,543,733            100.00%


Certificate Factors

Class A Notes                                                                0.217331622
Class B-1 Notes                                                              0.217331710
Class B-2 Notes                                                              0.217331710


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                   85,790,915.00
Maximum Substitution (10% of Initial)                                       8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)                4,289,545.75

Prior month Cumulative ADCPB Substituted                                    4,134,055.76
Current month ADCPB Substituted                                                       --
                                                                           -------------
Cumulative ADCPB Substituted                                                4,134,055.76

Prior month Cumulative ADCPB Substituted for Defaulted Contracts            1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                                   --
                                                                           -------------
Cumulative ADCPB Substituted for Defaulted Contracts                        1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                       13,182,182.15
Current month ADCPB prepaid                                                    24,171.45
                                                                           -------------
Cumulative ADCPB prepaid                                                   13,206,353.60

Prior month Cumulative ADCPB Defaulted                                      5,821,768.70
Current month ADCPB Defaulted                                                  10,256.85
                                                                           -------------
Cumulative ADCPB Defaulted                                                  5,832,025.55

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                              204,808.73

LOCKBOX ACCOUNT
  Transfer of prior period Payments not yet transferred to Collection Account                          (101,267.36)
  Transfer of prior period Excluded Amounts not yet transferred                                         (25,031.73)
  Collections Received [5.02 (b)(d)]                                                                  1,353,390.15
  Excluded Amounts [5.02 (d)][Definition]                                                              (572,147.52)
  Collections on Deposit due Collection Account [5.02 (d)]                                             (748,535.19)

  Ending Balance                                                                                        111,217.08


COLLECTION ACCOUNT
  BEGINNING BALANCE, DECEMBER 1, 1999                                                                                   745,879.05

  ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1999
  Add:  Servicer Advance                                                                                                571,796.40
  Add:  Payments due Collection Account from last 2 business days prior period                                          101,267.36
  Add:  Add'l transfers                                                                                                       0.00
  Add:  Amounts to Collection Acct from Security deposit account                                                              0.00
  Less: Total distributions on December 10, 1999                                                                     (1,418,942.81)

  ACTIVITIES RELATED TO COLLECTION PERIOD ENDED FEBRUARY 1, 2000
  Aggregate Amount of Actual Payments [6.01 b (i)]                                                                      748,535.19
  Add: Servicer Advances [5.03][6.01 b (ii)]                                                                                  0.00
  Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                              0.00
  Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                         0.00
  Add: Any Investment Earnings [6.01 b (v)]                                                                               2,556.32
  Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                                   0.00
  Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                                0.00
  Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                          0.00
  Add: Security Deposits Related to Prepayment                                                                                0.00
  Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                             0.00
  Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                          0.00
  Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                            0.00
  Less: Payments due Collection Acct. from last 2 business days in calendar mo                                                0.00

  Ending balance on January 31, 2000 and February 1, 2000                                                               751,091.51

  Add: Servicer Advances to be deposited on Determination Date                                                          493,716.34
  Add: Payments due Collection Acct from last 3 business days                                                           140,406.16
  Add: Payments not yet transferred to the Collection Account                                                                 0.00
  Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                                   0.00

  Adjusted Collection Account Balance                                                                                 1,385,214.01

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000

SECURITY DEPOSIT ACCOUNT

      Beginning  Balance                                                                                152,849.41
      Add: Balance deposited on closing date                                                                  0.00
      Add: Security Deposits [6.02 b]                                                                         0.00
      Less: Amounts to Collection Account [6.02 c]                                                            0.00
      Add:  Investment Earnings                                                                             735.79
                                                                                                        ----------

      Ending balance on January 31, 2000                                                                153,585.20

      Less: Amounts to Collection Account [6.02 c]                                                            0.00

      Adjusted Security Deposit  Account Balance                                                        153,585.20

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

      Beginning Balance                                                                                                 0.00
      Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                      0.00
      Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                     0.00
      Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                     0.00
                                                                                                                       -----

      Ending balance on January 31, 2000                                                                                0.00

      Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                      0.00

      Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                     0.00
                                                                                                                       -----

      Adjusted New Transferred Property Funding Account Balance                                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                  1,385,214.01


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

      (i)           Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

      (ii)          Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

      (iii)         Aggregate of: [6.06 c (iii)]
                    (A)  Unreimbursed Servicer Advances from prior periods                                                    0.00
                    (B)  Servicer Fee and unpaid Servicer Fee                                                             9,080.18
                    (C)  Servicing Charges inadvertently deposited in Collection Account                                      0.00

      (iv)          Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 236.08

      (v)           Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                   3,581.00

      (vi)          Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

      (vii)         Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                             98,129.76

      (viii)        Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                         5,083.89

      (ix)          Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                           5,443.70

      (x)           Class A Base  Principal Distribution Amount and Overdue Class A Principal                         1,127,224.79
                    [6.06 c (x)]

      (xi)          Certificate Insurer Reimbursement Amount, if any, due on Payment Date                                     0.00
                    [6.06 b (xi)]

      (xii)         Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal                        52,429.06
                    provided no restricting event exists
                    [6.06 c (xii)]

      (xiii)        Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal                        52,429.06
                    provided no restricting event or issuer restricting event exists
                    [6.06 c (xiii)]

      (xiv)         Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

      (xv)          Prepayments optionally transferred to collection account and disbursed in                                 0.00
                    consideration of the transfer of New Transferred Property not in excess of
                    $5,000,000 [6.06 c (xv)]

      (xvi)         To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                              0.00
                    Net of Additional Principal Distribution to Class A, B1 & B2.

                    a.  Class A Additional Principal Distribution Amount                                                 28,622.28

                    b.  Class B1 Additional Principal Distribution Amount                                                 1,331.27

                    c.  Class B2 Additional Principal Distribution Amount                                                 1,331.27



      Reviewed By:


     -------------------------------------
      E. ROGER GEBHART
      EXECUTIVE VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000


ADCPB BALANCE
-------------
Initial ADCPB                                                     72,024,925.77
Prior Month ADCPB                                                 27,849,470.57
Current Month ADCPB (Before addition of New Property)             26,888,819.69
Base Principal Amount (Prior - Current)                              960,650.88
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    26,888,819.69

CLASS A INTEREST SCHEDULE
---------------------------
     Prior Month Class A Principal Balance                        24,177,621.85
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    126,731.03
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            126,731.03
     Class A Interest Paid                                           126,731.03

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE
---------------------------
     Prior Month Class A Principal Balance                        24,177,621.85
     Class A Percentage                                                   88.00%
     Base Principal Amount                                           960,650.88
                                                                 --------------
     Class A Base Principal Distribution Amount                      845,372.78
     Prior Month Class A Overdue Principal                                 0.00
                                                                 --------------
     Total A Note Principal Due                                      845,372.78
     Additional amount due for floor payment                          58,769.23
     Additional Class A Principal Due                                      0.00
                                                                 --------------
     Class A Principal Paid                                          904,142.01

     Class A Overdue Principal                                             0.00
                                                                 --------------

     Current Month Class A Principal Balance                      23,273,479.84

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000


CLASS B-1 INTEREST SCHEDULE
---------------------------
     Prior Month Class B-1 Principal Balance                  824,236.79
     Class B-1 Certificate Rate                                     7.01%
     One twelfth of Class B-1 Certificate Rate                      0.58%
     Class B-1 Certificate Interest                             4,814.92
     Prior Month Class B-1 Overdue Interest                         0.00

     Class B-1 Interest Due                                     4,814.92
     Class B-1 Interest Paid                                    4,814.92

     Current Month Class B-1 Overdue Interest                       0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------
     Prior Month Class B-1 Principal Balance                  824,236.79
     Class B-1 Percentage                                           3.00%
     Base Principal Amount                                    960,650.88
     Class B-1 Base Principal Distribution Amount              28,819.53
     Prior Month B-1 Overdue Principal                              0.00
     Additional amount due for floor payment                    2,003.50
     Total B-1 Note Principal Due                              30,823.03
                                                            ------------

     Class B-1 Principal Paid                                  30,823.03


     Class B-1 Overdue Principal                                    0.00

     Current Month Class B-1 Principal Balance                793,413.77

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000


CLASS B-2 INTEREST SCHEDULE
---------------------------
     Prior Month Class B-2 Principal Balance                   686,864.16
     Class B-2 Certificate Rate                                      8.22%
     One twelfth of Class B-2 Certificate Rate                       0.69%
     Class B-2 Certificate Interest                              4,705.02
     Prior Month Class B-2 Overdue Interest                          0.00

     Class B-2 Interest Due                                      4,705.02
     Class B-2 Interest Paid                                     4,705.02

     Current Month Class B-2 Overdue Interest                        0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------
     Prior Month Class B-2 Principal Balance                   686,864.16
     Class B-2 Percentage                                            2.50%
     Base Principal Amount                                     960,650.88
     Class B-2 Base Principal Distribution Amount               24,016.27
     Prior Month B-1 Overdue Principal                               0.00
     Additional amount due for floor payment                     1,669.58
     Total B-2 Note Principal Due                               25,685.85

     Class B-2 Principal Paid                                   25,685.85

     Class B-2 Overdue Principal                                     0.00

     Current Month Class B-2 Principal Balance                 661,178.31

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000


FLOOR TEST
     Initial ADCPB                                                              72,024,925.77
     Floor percent                                                                       3.00%
                                                                                -------------
     Floor                                                                       2,160,747.77

     Ending ADCPB                                                               26,888,819.69



     less
     Beginning Balance - Class A                24,177,622
     Beginning Balance - Class B1                  824,237
     Beginning Balance - Class B2                  686,864
                                               -----------
                                                25,688,723
     less
     Current Month Payment - Class A               845,373
     Current Month Payment - Class B1               28,820
     Current Month Payment - Class B2               24,016
                                               -----------
                                                   898,209                      24,790,514.22

     Excess of ending ADCPB over Note balance after initial payments             2,098,305.47

     Excess (deficit) of excess balance over floor                                 (62,442.30)
     Cash available after payment of regular payments                              200,432.32
                                                                                -------------
     Additional payment to certificate holders                                      62,442.30


ADJUSTED FLOOR TEST
     Ending ADCPB                                                               26,888,819.69

     less
     Beginning Balance - Class A                24,177,622
     Beginning Balance - Class B1                  824,237
     Beginning Balance - Class B2                  686,864
                                               -----------
                                                25,688,723
     less
     Current Month Payment - Class A               904,142
     Current Month Payment - Class B1               30,823
     Current Month Payment - Class B2               25,686
                                               -----------
                                                   960,651                      24,728,071.92

     Excess of ending ADCPB over Note balance after initial payments             2,160,747.77

     Excess (deficit) of excess balance over floor                                      (0.00)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                       27,849,471
     Servicer Fee Rate                                           0.5000%
     One-twelfth                                                 0.0417%
     Servicer Fee                                             11,603.95

     Prior Servicer Fee Arrearage                                  0.00
     Servicer Fee Due                                         11,603.95

     Servicer Fee Paid                                        11,603.95

     Current Servicing Fee Arrearage                               0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                       27,849,471
     Back-Up Servicer Fee Rate                                   0.0200%
     One-twelfth                                                 0.0017%
     Back-up Servicer Fee                                        464.16

     Prior Back-Up Servicer Fee Arrearage                          0.00
     Total Back-Up Servicer Fee Due                              464.16

     Back-Up Servicer Fee Paid                                   464.16

     Current Back-Up Servicing Fee Arrearage                       0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                 291.67
     Trustee Fee Rate                                            0.0100%

     Prior Trustee Fee Arrearage                                   0.00
     Total Trustee Fee Due                                       291.67

     Trustee Fee Paid                                            291.67

     Current Trustee Fee Arrearage                                 0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                24,177,621.85
     Monthly Premium Rate                                        0.0200%
     Prior Premium Arrearage                                       0.00
     Premium Amount Due                                        4,836.00

     Premium Amount Paid                                       4,836.00

     Current Premium Arrearage                                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000

RESTRICTING EVENT CALCULATIONS

       (a) Event of Servicer Termination (Yes/No)                       No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                 No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                              No
                                                                   ------------

       (b) Delinquency Trigger Event                                    No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                             Gross                         Gross                            Monthly
                            Defaults      Recoveries     Charge-Offs         ADCPB        Charge-Offs
                            --------      ----------     -----------      -----------     -----------
2 months prior                 6,092          14,230          (8,138)      29,029,320           (0.34)%
1 month prior                 58,952          60,264          (1,312)      27,849,471           (0.06)%
Current                       23,354          23,754            (400)      26,962,684           (0.02)%


3 Month Gross Charge-Off Ratio                                                                  (0.14)%
Maximum Allowed                                                                                  2.50%


30+ DELINQUENCIES

                                                                            Monthly
                       Delinquencies        ADCPB                        Delinquencies
                       -------------     -----------                     -------------
2 months prior             1,283,694      29,029,320                              4.42%
1 month prior              1,499,361      27,849,471                              5.38%
Current month              1,475,461      26,962,684                              5.47%


                           Delinquency Ratio:                                     5.09%
                           Maximum Delinquency Ratio:                             7.00%


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------
       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------


GROSS DEFAULTS (>=180)

                                                           Monthly
                       Gross Defaults        ADCPB     Gross Defaults
                       --------------     -----------  --------------
Current                            0       26,962,684          0.0000%
1 month prior                      0       27,849,471          0.0000%
2 months prior                     0       29,029,320          0.0000%
                       -------------      -----------     -----------
Sum/Average                        0       27,947,158          0.0000%
                                                                    4
Gross Defaults                                                   0.00%


                 i A   Subordinated Percentage                  10.49%
                ii B   WAL of Remaining Leases                   2.08
                       Two                                       2.00
                       Ratio (i/ii)/2                            2.53%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)


                                                              Monthly
                           Delinquencies   ADCPB           Delinquencies
                           -------------   -----           -------------
           2 months prior     178,634      29,029,320                0.62%
           1 month prior      345,356      27,849,471                1.24%
           Current month      436,651      26,962,684                1.62%


                           Issuer Delinquency Trigger Ratio:         1.16%
                           Maximum Ratio Allowed:                    2.50%


EARLY AMORTIZATION EVENT

   (1) Is Subordinate Interest less than 8.86% of ADCPB            No
                                                             -------------

   (2) Has a Gross Charge-Off Event Occurred?                      No
                                                             -------------

   (3) Has a Delinquency Event Occurred?                           No
                                                             -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000


Aging/Delinquency Statistics

                                                                        ADCPB             Total
Current                                                                     25,487,223                94.53%
31-60 Days Past Due                                                            608,441                 2.26%
61-90 Days Past Due                                                            430,369                 1.60%
91+ Days Past Due                                                              436,651                 1.62%
                                                                         -------------             --------

Total                                                                       26,962,684               100.00%


Certificate Factors

Class A Notes                                                              0.367196677
Class B-1 Notes                                                            0.367196580
Class B-2 Notes                                                            0.367196639


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                 72,024,925.77
Maximum Substitution (10% of Initial)                                     7,202,492.58
Maximum Substitution for Defaulted Contracts (5% of Initial               3,601,246.29

Prior month Cumulative ADCPB Substituted                                  3,234,855.86
Current month ADCPB Substituted                                                     --
                                                                         -------------
Cumulative ADCPB Substituted                                              3,234,855.86

Prior month Cumulative ADCPB Substituted for Defaulted Contracts          1,320,928.59
Current month ADCPB Substituted Defaulted Contracts                                 --
                                                                         -------------
Cumulative ADCPB Substituted for Defaulted Contracts                      1,320,928.59


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                     10,581,985.32
Current month ADCPB prepaid                                                  48,427.35
                                                                         -------------
Cumulative ADCPB prepaid                                                 10,630,412.67

Prior month Cumulative ADCPB Defaulted                                    3,954,700.57
Current month ADCPB Defaulted                                                23,353.95
                                                                         -------------
Cumulative ADCPB Defaulted                                                3,978,054.52

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                      136,213.56

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account                (76,807.51)
     Transfer of prior period Excluded Amounts not yet transferred                              (28,548.79)
     Collections Received [5.02 (b)(d)]                                                       1,305,105.16
     Excluded Amounts [5.02 (d)][Definition]                                                   (625,956.77)
     Collections on Deposit due Collection Account [5.02 (d)]                                  (607,957.10)

     Ending Balance                                                                            102,048.55



COLLECTION ACCOUNT
     BEGINNING BALANCE, JANUARY 1, 2000                                                                                568,405.61

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JANUARY 1, 2000
     Add:  Servicer Advance                                                                                            601,867.76
     Add:  Payments due Collection Account from last 2 business days prior period                                       93,161.29
     Add:  Add'l transfers                                                                                                   0.00
     Add:  Amounts to Collection Acct from Security deposit account                                                          0.00
     Less: Total distributions on  January 10, 2000                                                                 (1,263,434.66)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED FEBRUARY 1, 2000
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                                  607,957.10
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                              0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b(iii)]                           0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                     0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                           1,934.27
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                               0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                            0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                      0.00
     Add: Security Deposits Related to Prepayment                                                                            0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                         0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                      0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                        0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                                            0.00

     Ending balance on January 31, 2000 and February 1, 2000                                                           609,891.37

     Add: Servicer Advances to be deposited on Determination Date                                                      475,089.75
     Add: Payments due Collection Acct from last 3 business days                                                       167,106.53
     Add: Payments not yet transferred to the Collection Account                                                             0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                               0.00

     Adjusted Collection Account Balance                                                                             1,252,087.65

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000


SECURITY DEPOSIT ACCOUNT
     Beginning  Balance                                               0.00
     Add: Balance deposited on closing date                           0.00
     Add: Security Deposits [6.02 b]                                  0.00
     Less: Amounts to Collection Account [6.02 c]                     0.00
     Add:  Investment Earnings                                        0.00
                                                                     -----

     Ending balance on January 31, 2000                               0.00

     Less: Amounts to Collection Account [6.02 c]                     0.00

     Adjusted Security Deposit  Account Balance                       0.00




NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
     Beginning Balance                                                                                               0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                    0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                   0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                   0.00
                                                                                                                    -----

     Ending balance on January 31, 2000                                                                              0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                    0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                   0.00
                                                                                                                    -----

     Adjusted New Transferred Property Funding Account Balance                                                       0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                  1,252,087.65



DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                           0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                       0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)     Unreimbursed Servicer Advances from prior periods                                           0.00
             (B)     Servicer Fee and unpaid Servicer Fee                                                   11,603.95
             (C)     Servicing Charges inadvertently deposited in Collection Account                             0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                           464.16

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                             4,836.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                             291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                      126,731.03

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                   4,814.92

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                     4,705.02

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]        845,372.78

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                 0.00

     (xii)   Class B-1 Base Principal Distribution Amount and Overdue Class B-1
             Principal [6.06 c (xii)] 28,819.53 provided no restricting event exists

     (xiii)  Class B-2 Base Principal Distribution Amount and Overdue Class B-2
             Principal [6.06 c (xiii)] 24,016.27 provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                  0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                           0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                  137,990.02
             Net of Additional Principal Distribution to Class A, B1 & B2.

             a.      Class A Additional Principal Distribution Amount                                       58,769.23

             b.      Class B1 Additional Principal Distribution Amount                                       2,003.50

             c.      Class B2 Additional Principal Distribution Amount                                       1,669.58

     Reviewed By:



     ------------------------------------------------------------
     E. ROGER GEBHART
     EXECUTIVE VICE PRESIDENT & TREASURER